Supplement to Statement of Additional Information

Dated November 1, 2024

As Supplemented June 11, 2025

HC Capital Trust

The date of this Supplement is July 1, 2025

Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter to HC Capital Trust (the “Trust”). UFD’s ultimate parent company is The Ultimus Group, LLC (“Ultimus”). Prior to July 1, 2025 Ultimus was majority owned by GTCR, LLC (“GTCR”). On July 1, 2025, a transaction occurred which resulted in GTCR and Stone Point Capital LLC, a new equity investor, sharing equally in the majority ownership of Ultimus. Pursuant to the Investment Company Act of 1940, as amended, the transaction caused the Distribution Agreement between UFD and the Trust then in effect to automatically terminate.

On June 10, 2025, the Board of Trustees of the Trust approved a new Distribution Agreement between UFD and the Trust, to be effective July 1, 2025. Therefore, effective July 1, 2025, the following replaces the paragraph relating to UFD on p. 17 of the Statement of Additional Information:

Ultimus Fund Distributors, LLC (“UFD”), which is ultimately owned by The Ultimus Group, LLC (“Ultimus”), serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on June 10, 2025 that became effective July 1, 2025 in connection with the consummation of the acquisition of a majority ownership interest of Ultimus by two private equity firms, GTCR, LLC and Stone Point Capital LLC. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by UFD are limited. UFD will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. None of UFD’s duties under its agreement are primarily intended to result in the sale of Trust shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

1